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                                                                   Exhibit 10.22











                                 DAN RIVER INC.
                RESTRICTED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         EFFECTIVE AS OF JANUARY 1, 2001
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                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----



ss. 1        EFFECTIVE DATE..................................................1


ss. 2        PURPOSE.........................................................1


ss. 3        DEFINITIONS.....................................................1

            3.1.  Actuarial Equivalent.......................................1
            3.2.  Affiliate..................................................1
            3.3.  Benefit Commencement Date..................................1
            3.4.  Board......................................................1
            3.5.  Committee..................................................1
            3.6.  Company....................................................1
            3.7.  Compensation...............................................1
            3.8.  Final Average Monthly Compensation.........................2
            3.9.  401(k) Plan................................................2
            3.10. Normal Monthly Benefit.....................................2
            3.11. Normal Retirement Date.....................................2
            3.12. Nonqualified 401(k) Plan...................................2
            3.13. Participant................................................2
            3.14. Restricted SERP............................................2
            3.15. Retirement Plan............................................2
            3.16. SERP.......................................................2
            3.17. Severance Date.............................................2
            3.18. Social Security Act........................................2
            3.19. Service Factor.............................................2
            3.20. Years of Service...........................................2

ss. 4        SERP BENEFIT....................................................3
            4.1.  Normal Monthly Benefit.....................................3
            4.2.  Benefit Forfeiture.........................................3
            4.3.  Benefit Commencement Date..................................4
            4.4.  Benefit Payment Form.......................................4
            4.5.  Claims Procedure...........................................4

ss. 5        ADMINISTRATION..................................................5

             5.1. Powers.....................................................5
             5.2. Expenses and Reliance......................................5
             5.3. Statements.................................................5
             5.4. Incompetents...............................................5
             5.5. Address....................................................5

ss. 6        AMENDMENT AND TERMINATION.......................................5

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ss. 7        MISCELLANEOUS...................................................6

            7.1.  General Assets.............................................6
            7.2.  No Liability...............................................6
            7.3.  No Assignment; Binding Effect..............................6
            7.4.  Construction...............................................6
            7.5.  No Contract of Employment..................................6


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                                 DAN RIVER INC.
                RESTRICTED SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                         EFFECTIVE AS OF JANUARY 1, 2001


                                     ss. 1

                                 EFFECTIVE DATE

         The Company has adopted this Restricted SERP effective as of January 1, 2001.

                                     ss. 2

                                     PURPOSE

         The purpose of this Restricted SERP is to provide a retirement benefit to a Participant based on his or her Benefit Service and Final Average Monthly Compensation.

                                     ss. 3

                                   DEFINITIONS

         3.1.  Actuarial  Equivalent for purposes of this  Restricted SERP shall
               ---------
have the same meaning given such term under the Retirement Plan.

         3.2.   Affiliate  for  purposes  of  this  Restricted  SERP  means  any
                ---------
organization designated as such by the Committee.

         3.3.  Benefit  Commencement  Date for purposes of this  Restricted SERP
               ---------------------------
shall have the same meaning given such term under the Retirement Plan.

         3.4. Board for purposes of this Restricted SERP shall mean the Board of
              -----
Directors of the Company.

         3.5.  Committee  for  purposes of this  Restricted  SERP shall mean the
               ---------
Compensation Committee of the Board or its delegate.

         3.6.  Company for purposes of this Restricted SERP shall mean Dan River
               -------
Inc. and any successor to Dan River Inc.

         3.7.  Compensation  for purposes of this  Restricted  SERP shall mean a
               ------------
Participant's total base salary, commissions and bonus payable in each calendar year by the Company or an Affiliate before any deductions or reductions of any kind or description whatsoever.
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         3.8. Final Average Monthly Compensation for purposes of this Restricted
              ----------------------------------
SERP shall mean a Participant's Compensation for the 5 consecutive calendar year period which immediately precedes the calendar year which includes his or her Severance Date or the 5 consecutive calendar year period which includes his or her Severance Date, whichever is greater, divided by 60.

         3.9.  401(k) Plan for purposes of this  Restricted  SERP shall mean the
               -----------
Dan River Inc. 401(k) Plan, as amended from time to time.

         3.10. Normal Monthly Benefit for purposes of this Restricted SERP shall
               ----------------------
mean a Participant's Normal Monthly Benefit as described in ss. 4.

         3.11. Normal Retirement Date for purposes of this Restricted SERP shall
               ----------------------
have the same meaning given such term under the Retirement Plan.

         3.12.  Nonqualified  401(k) Plan for purposes of this  Restricted  SERP
                -------------------------
shall mean the Dan River Inc. Nonqualified 401(k) and Deferred Compensation Plan for Highly Compensated Employees and Directors, as amended from time to time.

         3.13.  Participant  for purposes of this  Restricted SERP shall mean an
                -----------
individual who is designated as such by the Committee.

         3.14.  Restricted  SERP  shall  mean  this Dan  River  Inc.  Restricted
                ----------------
Supplemental Executive Retirement Plan, as amended from time to time.

         3.15.  Retirement  Plan for purposes of this Restricted SERP shall mean
                ----------------
the Dan River Inc. Salary Retirement Plan, as amended from time to time.

         3.16.  SERP for  purposes  of this  Restricted  SERP shall mean the Dan
                ----
River Inc. Supplemental Executive Retirement Plan as adopted effective as of January 1, 2001 and as thereafter amended.

         3.17.  Severance Date for purposes of this  Restricted  SERP shall have
                --------------
the same meaning given such term under the Retirement Plan.

         3.18.  Social  Security Act for purposes of this  Restricted SERP shall
                --------------------
mean the Social Security Act, 42 U.S.C. 402.

         3.19.  Service Factor for purposes of this Restricted SERP shall mean a
                --------------
fraction, the numerator of which is a Participant's Years of Service on his or her Severance Date or 20, whichever is less, and the denominator of which is 20.

         3.20.  Years of Service for purposes of this Restricted SERP shall mean
                ----------------
a Participant's years of Vesting Service credit as recorded under the terms of the Retirement Plan for service for periods which begin or after January 1, 1988.


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                                     ss. 4

                                  SERP BENEFIT

         4.1. Normal Monthly Benefit A  Participant's  "Normal Monthly  Benefit"
              ----------------------
under this Restricted SERP shall equal the excess, if any, of "A" over "B", where

                  "A" is a benefit (1) which equals 40% of the Participant's Final Average Monthly Compensation times his or her Service Factor, (2) which is payable each month only for the
                  Participant's life-time and (3) which starts as of the Participant's Normal Retirement Date, and

                  "B" is a benefit equal to the sum of the separate benefits, if any, which have been paid or which are payable to, or on behalf of, such Participant (1) under the Retirement Plan and the SERP, (2) under the 401(k) Plan and the Nonqualified 401(k) Plan which are attributable to the matching contributions made on behalf of the Participant under such plans, (3) under any plan, program, policy or agreement under which the Company or any Affiliate, or any organization acquired (whether by merger, purchase or otherwise) by the Company or an Affiliate, has or had any liability and which the Committee (in the exercise of its absolute discretion) believes provided or provides benefits which duplicate (whether in form or in purpose) the benefits provided under this Plan and (4) as an old-age insurance benefit under ss. 202 of the Social Security Act, and each such separate benefit described in this "B" shall be expressed in an Actuarial Equivalent form of the benefit described in "A".

         4.2. Benefit Forfeiture.
              ------------------

                  (a) General Rule. A Participant shall forfeit his or her right
                      ------------
         to his or her Normal Monthly Benefit if his or her Severance Date comes before the date he or she completes at least 5 years of Vesting Service under the Retirement Plan.

                  (b) Special Rules.
                      -------------

                           (1) Death  Before  Benefit  Commencement  Date.  If a
                               ------------------------------------------
                  Participant dies before his or her Benefit Commencement Date, no benefit shall be payable on his or her behalf under this Restricted SERP even if he or she has completed at least 5 years of Vesting Service under the Retirement Plan.

                           (2)  Death  after  Benefit  Commencement  Date.  If a
                                -----------------------------------------
                  Participant dies on or after his or her Benefit Commencement Date, no benefit shall be payable on his or her behalf under this Restricted SERP after his or her death unless he or she had elected a benefit payment form under ss. 4.4 which


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

                  provided for a survivor benefit, in which event a survivor benefit shall be paid on his or her behalf exclusively in accordance with such election.

         4.3. Benefit Commencement Date.
              -------------------------

                  (a)  General  Rule.  The  payment  of a  Participant's  Normal
                       -------------
         Monthly Benefit shall commence as of his or her Benefit Commencement Date under the Retirement Plan.

                  (b)   Delayed   Retirement.   If   a   Participant's   Benefit
                        --------------------
         Commencement Date under ss. 4.3(a) comes after his or her Normal Retirement Date, the Participant's Normal Monthly Benefit shall be computed under ss. 4.1 as if his or her Benefit Commencement Date was his or her Normal Retirement Date.

                  (c) Early Retirement.  If a Participant's Benefit Commencement
                      ----------------
         Date under ss. 4.3(a) comes before his or her Normal Retirement Date, the Participant's Normal Monthly Benefit shall be reduced using the same interest rates and rules used under the Retirement Plan for reducing a participant's accrued benefit under the Retirement Plan if the payment of such accrued benefit is paid, or payment begins, before a participant's Normal Retirement Date.

         4.4. Benefit Payment Form. A Participant  shall have the right to elect
              --------------------
that his or her Normal Monthly Benefit be paid in any optional form of benefit payment which a Retirement Plan participant has the right to elect under the Retirement Plan; provided, however, if the Retirement Plan is amended to let a participant in such plan elect a lump sum distribution, no Participant shall have the right to elect such a distribution under this Restricted SERP. Any election under this ss. 4.4 shall be irrevocable after the Participant's Benefit Commencement Date, and any such benefit shall be the Actuarial Equivalent of his or her Normal Monthly Benefit as payable as of his or her Benefit Commencement Date. If no election is made under this ss. 4.4, a Participant's Normal Monthly Benefit shall be paid to the Participant as an annuity which is payable only for his or her life-time.

         4.5. Claims  Procedure.  If a Participant makes a claim for the payment
              -----------------
of his or her accrued benefit under this Restricted SERP and the Committee denies such claim, the Committee shall effect such denial in accordance with the claims procedure regulations set forth in the Employee Retirement Income Security Act of 1974, as amended, for claims under a deferred compensation plan and shall provide the Participant the opportunity to appeal any such denial in accordance with such regulations.



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                                     ss. 5

                                 ADMINISTRATION

         5.1. Powers. This SERP shall be administered by the Committee,  and the
              ------
Committee shall have the absolute and complete authority, duty and power to interpret and construe the provisions of this Restricted SERP as the Committee deems appropriate, including the final authority to determine eligibility for benefits under this Restricted SERP, and to take any other action in connection with the operation or administration of this Plan which the Committee deems fair and appropriate under the circumstances. The Committee shall maintain Restricted SERP records, make the requisite calculations and authorize distributions. Interpretations, determinations, regulations and calculations made by the Committee shall be final and binding on all affected persons.

         5.2. Expenses and Reliance. Any expenses incurred in the administration
              ---------------------
of this Restricted SERP shall be paid by the Company. The Committee shall be entitled to rely on all tables, valuations, certificates, opinions, data and reports furnished by any actuary, accountant, controller, counsel or other person employed or retained by the Committee with respect to this Restricted SERP.

         5.3.   Statements.   The  Committee  shall  furnish  individual  annual
                ----------
statements of accrued benefits under this Restricted SERP to each Participant in such form as determined by the Committee.

         5.4.  Incompetents.  If the Committee  determines that an individual is
               ------------
unable to manage his or her financial affairs, the Committee may pay such individual's accrued benefit under this Restricted SERP to a conservator or other person legally charged with such individual's care, or to the institution then contributing toward or providing for the care and maintenance of such individual. Any such payment shall constitute a complete discharge of any liability of the Company, the Committee and this Restricted SERP for such individual.

         5.5.  Address.  The  Committee  shall have the right to rely under this
               -------
Restricted SERP on the address and other information provided by the Participant under the Retirement Plan.

                                     ss. 6

                            AMENDMENT AND TERMINATION


         The Company reserves the right to amend or terminate this Restricted SERP at any time by action of the Committee. The Committee upon the termination of this Restricted SERP shall have the right in its sole discretion to accelerate the timing of distributions and make all distributions in the form of


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

a lump sum. No amendment or termination shall directly or indirectly reduce a Participant's then accrued benefit under this Restricted SERP as of the effective date of such amendment or termination.

                                     ss. 7

                                  MISCELLANEOUS

         7.1.  General  Assets.  All  distributions  to,  or  on  behalf  of,  a
               ---------------
Participant under this Restricted SERP shall be made from the Company's general assets, and any claim by, or on behalf of, a Participant against the Company for any distribution under this Restricted SERP shall be treated the same as a claim of any general and unsecured creditor of the Company.

         7.2. No Liability.  No Participant  shall have the right to look to, or
              ------------
have any claim whatsoever against, any officers, director, employee or agent of the Company or any member of the Committee in his or her individual capacity for the distribution of his or her accrued benefit under this Restricted SERP.

         7.3. No Assignment; Binding Effect. No Participant shall have the right
              -----------------------------
to alienate, assign, commute or otherwise encumber his or her accrued benefit under this Restricted SERP for any purpose whatsoever, whether through a domestic relations order or otherwise, and any attempt to do so shall be disregarded as completely null and void. The provisions of this Restricted SERP shall be binding on each Participant, on any other person who claims a benefit under this Restricted SERP and on the Company.

         7.4.   Construction.   This  Restricted  SERP  shall  be  construed  in
                ------------
accordance with the laws of the Commonwealth of Virginia except to the extent such laws are preempted by federal law. Headings and subheadings have been added only for convenience of reference and shall have no substantive effect whatsoever. All references to sections shall be to sections to this Restricted SERP. All references to the singular shall include the plural and all references to the plural shall include the singular. All definitions in this Restricted SERP shall apply exclusively to this Restricted SERP.

         7.5.  No  Contract  of  Employment.  A  Highly  Compensated  Employee's
               ----------------------------
participation in this Restricted SERP shall not constitute a contract of employment for any particular term or for any particular rate of compensation, and participation in this Restricted SERP shall have no bearing whatsoever on such term or compensation or on any other conditions of employment.

                                   DAN RIVER INC.



                                   BY:
                                      -----------------------------------------



                                   TITLE:
                                         --------------------------------------



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